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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                           Form 8-K/A

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 1996
                                                   ------------

       CSX Trade Receivables Corporation on behalf of the
               CSXT Trade Receivables Master Trust
 (Issuer in respect of the CSXT Trade Receivables Master Trust
5.05% Trade Receivables Participation Certificates, Series 1993-1)
------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)

          Delaware                    33-67034             59-3168541
-------------------------------      -----------       ------------------
(State or other jurisdiction of      (Commission       (I.R.S. Employer
incorporation or organization         File No.)        Identification No.)

             Route 688
            P.O. Box 87
          Doswell, Virginia                                    23047
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (804) 876-3220
                                                     --------------

                         Not Applicable
  ------------------------------------------------------------
 (Former name or former address, if changed since last report.)

Item 5.   Other Events.

          The Registrant is filing the exhibit listed in Item 7 below.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          Exhibit 7.1    Monthly Statement for the 5.05% Trade
                         Receivables Participation Certificates, Series 1993-1 with respect to the May 28, 1996
                         Distribution Date.








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                           Signatures

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the CSXT Trade Receivables Master Trust by the undersigned, hereunto duly authorized.


                                       CSXT TRADE RECEIVABLES MASTER TRUST

                                       By:  CSX TRADE RECEIVABLES CORPORATION



                                       By: /s/ ROBERT M. PEEBLES
                                           ----------------------------------
                                           Robert M. Peebles
                                           Vice President-Accounting and
                                             Assistant Treasurer

Date:  November 21, 1996


































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